Exhibit 11 to
                     Debtors' Joint Reorganization Plan

                             TPG Mutual Release





                          MUTUAL RELEASE AGREEMENT


                  This MUTUAL RELEASE AGREEMENT (this "Agreement") is entered into as of January 28, 2002, by and between ZiLOG, Inc., a Delaware corporation ("ZiLOG"), and ZiLOG-MOD III, Inc., a Delaware corporation and subsidiary of ZiLOG ("MOD III Subsidiary," and together with ZiLOG, the "Companies"), on the one hand, and TPG Partners II, L.P., a Delaware limited partnership (together with its Affiliates, (as defined herein) "TPG"), John Marren and William Price, on the other hand. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Plan (as defined herein).

                                 RECITALS:

         A. ZiLOG and MOD III Subsidiary intend to effect a restructuring through a filing a joint plan of reorganization (the "Plan") with United States Bankruptcy Court for the Northern District of California. A copy of the Plan is attached hereto as Exhibit A.

         B. In connection with the restructuring, the Companies and TPG Partners II, L.P. have agreed to enter into a mutual release on the terms set forth herein.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Company Release. As of the effective date under a Conforming Plan (as defined herein), each of the Companies, for itself and its successors and assigns, hereby fully and forever releases and discharges TPG and all officers, directors, partners, employees, agents, attorneys, predecessors, successors and assigns of any one or more of them (collectively with TPG, the "TPG Related Parties"), from all claims (including, without limitation, avoiding power and equitable subordination claims), causes of action, or damages (including, without limitation, reimbursement of costs or expenses, including, without limitation attorney's fees), liabilities, demands, rights and losses of whatever nature, whether known or unknown, asserted or unasserted, liquidated or unliquidated, fixed or contingent, disputed or undisputed, direct, indirect or derivative (collectively, "Claims"), that it or they ever had, now have, or may have for acts, events or occurrences prior to the Effective Date which arise out of or are related to the relationship between any one or more of the Company Related Parties (as defined below), on the one hand, and any one or more of the TPG Related Parties, on the other hand; provided that nothing herein shall release any Claims that arise from obligations or rights created under or in connection with the Plan or any agreement provided for or contemplated under the Plan or identified on Exhibit 9 to the Plan, which such exhibit is attached to this Agreement as Exhibit A.

         Section 2. TPG Release. As of the effective date under a Conforming Plan, each of TPG, John Marren and William Price, for themselves and each of their respective successors and assigns, hereby fully and forever release and discharge each of the Companies and all officers, directors, shareholders, employees, agents, attorneys, predecessors, successors and assigns of any or all of them (collectively with the Companies, the "Company Related Parties"), from all Claims that it or they ever had, now have, or may have for acts, events or occurrences prior to the Effective Date which arise out of or are related to the relationship between any one or more of the TPG Related Parties, on the one hand, and any one or more of the Company Related Parties, on the other hand; provided that nothing herein shall release any Claims that arise from obligations or rights created under or in connection with the Plan or any agreement provided for or contemplated under the Plan or Exhibit A to this Agreement.

         Section 3. Section 1542 Waiver. It is the intention of the parties in executing this Agreement that it shall be effective as a full and final accord and satisfactory release of each and every matter herein specifically or generally referred to. In furtherance of this intention, each party acknowledges that he or it is familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

        A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
        CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         The parties waive and relinquish any rights and benefits which they have or may have under Section 1542 of the Civil Code of the State of California, and/or laws of similar effect, to the full extent that they may lawfully waive all such rights and benefits pertaining to the subject matter of this Agreement. The parties, and each of them, acknowledge that they are aware that they may later discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of this Agreement, but it is their intention to fully and finally forever settle and release any and all matters, disputes and differences, known and unknown, suspected and unsuspected, which now exist, may later exist or may previously have existed between them, and that in furtherance of this intention, the releases given in this Agreement shall be and remain in effect as full and complete general releases notwithstanding discovery or existence of any such additional or different facts.

         Section 4. Termination of Agreement.

                 (a) TPG Partners II, L.P. may terminate this Agreement by written notice to ZiLOG:

                       (i) any time after March 31, 2002, if a plan of reorganization, which includes (w) the provisions (the "Provisions") of paragraph 8 of the ZiLOG, Inc. Restructuring Term Sheet dated November 16, 2001, a copy of which is attached hereto as Exhibit B (the "Term Sheet"), (x) an agreement by ZiLOG (of which agreement each TPG Related Party shall be a stated third-party beneficiary) that neither of the Companies will assert a claim for preference, fraudulent conveyance or the like against Curtis J. Crawford, or his successors or assigns, to the extent that the assertion of that claim gives rise to a claim by Mr. Crawford, or his successors or assigns, as the case may be, against any one or more of the TPG Related Parties, (y) a provision that, if Mr. Crawford, or his successors or assigns, if appropriate, offers to execute a mutual release of the type called for in the Provisions, such mutual release will include each TPG Related Party as a third-party beneficiary, and (z) payments of cash to shareholders of ZiLOG on substantially the terms outlined in the Plan (together with an appropriate disclosure statement, a plan with such terms in subsections (w) through (z) above, a "Conforming Plan"), is not filed with the United States Bankruptcy Court on or before March 31, 2002, provided that ZiLOG and the Informal Committee may agree in writing to extend such deadline for an additional thirty days;

                       (ii) any time after June 9, 2002, if the effective date under a Conforming Plan has not occurred on or before June 9, 2002; or

                       (iii) at any time after the filing of a plan of reorganization with the United States Bankruptcy Court, if either ZiLOG or more than 50% or the outstanding principal of Senior Notes fails to support a Conforming Plan (by voting against, or withdrawing their respective acceptance of, that plan).

                 (b) ZiLOG may terminate this Agreement by written notice to TPG:

                       (i) at any time after the filing of a plan of reorganization with the Bankruptcy Court, if TPG withdraws its support of a Conforming Plan; or

                       (ii) at any time upon the occurrence of any breach (but not after such breach has been cured) by TPG of either: (A) the Non-Solicitation and Non-Hire Agreement between ZiLOG and TPG dated January 25, 2002 (the "Non-Solicitation Agreement"); or (B) the Tax Agreement between ZiLOG and TPG dated January 25, 2002 (the "Tax Agreement"); provided, that, after the effective date of a Conforming Plan, ZiLOG will not have the right to terminate this Agreement unless it has delivered written notice to TPG Partners II, L.P. specifying the nature of the breach and provided a 30 day cure period unless such breach has not been cured within such 30 day period or if such breach is not capable of being cured within 30 days but is capable of being cured, TPG has not commenced, and thereafter does not continue diligently, efforts to cure such breach, or even if TPG has done so, the breach is not cured within 75 days from the date notice was given.

If ZiLOG terminates this Agreement prior to the occurrence of the effective date of a Conforming Plan, then, notwithstanding anything in the Non-Solicitation Agreement or in the Tax Agreement to the contrary, the Non-Solicitation Agreement and the Tax Agreement shall terminate automatically. Nothing in this Agreement shall be deemed or construed to prohibit ZiLOG from seeking damages or injunctive relief, in lieu of termination, in the event of a breach by TPG of this Agreement, the Non-Solicitation Agreement or the Tax Agreement.

         Section 5. Representations By The Parties. Each of the parties warrants and represents to the others that none of them has assigned or transferred or purported to assign or transfer to any person or entity not a party to this Agreement any Claims or any part or portion of any Claims covered by this Agreement, and each of them agrees to indemnify and hold harmless the others from and against any claim, demand, damage, debt, liability, account, reckoning, obligation, cost, expense, lien, action or cause of action (including, without limitation, reasonable attorneys fees and costs paid or incurred) based upon or in connection with or arising out of any such assignment or transfer or purported or claimed assignment or transfer.

         Section 6. No Admission. The execution of this Agreement effects the settlement of claims which are contested and denied. Nothing contained in this Agreement shall be construed as an admission by any party of any liability of any kind to the other parties. Each party acknowledges that the others expressly deny that any of them is in any way liable or obligated to the others.

         Section 7. Definition of Affiliate. For the purposes of this Agreement, "Affiliate" shall mean any corporation, general partnership, limited partnership, limited liability partnership, trust, company (including, without limitation, any limited liability company or joint stock company) or other organization or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with TPG Partners II, L.P. For purposes hereof, control of any entity by any party shall be deemed to exist only if that party owns more than 50% of the voting securities or other interests of that entity or otherwise has the power to elect or appoint more than 50% of the governing body of that entity.

         Section 8. Notices. Any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if served personally, sent via overnight courier (fare prepaid), sent via facsimile, or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, and delivered to a party hereto as follows (or to such other address as a party hereto shall identify to the other in a like notice):

                       (a)       If to ZiLOG, at:

                                 ZiLOG, Inc.
                                 532 Race Street
                                 San Jose, California 95126
                                 Attention: General Counsel

                                 with a copy to:

                                 Skadden, Arps, Slate, Meagher & Flom LLP
                                 525 University Avenue, Suite 1100
                                 Palo Alto, California 94301
                                 Attention: Thomas J. Ivey, Esq.

                       (b)       If to TPG, at:

                                 Texas Pacific Group
                                 301 Commerce, Suite 3300
                                 Fort Worth, Texas 76102
                                 Attention: Richard A. Ekleberry

                                 With a copy to:

                                 Piper Marbury Rudnick & Wolfe LLP
                                 1251 Avenue of the Americas
                                 New York, New York 10020
                                 Attention: Barry Shalov


         Section 9. Continuing Indemnification Obligations. Anything contained in this Agreement to the contrary notwithstanding, nothing in this Agreement shall be deemed or construed to release the Company from its obligations to indemnify its present and former directors, officers, or employees under its certificate of incorporation, by-laws, employee-indemnification policy, state law, or any other instrument, document or agreement and such obligations will survive and be unaffected by the Plan's confirmation, regardless of whether the right to indemnification arose before or after the petition date.

         Section 10. Entire Agreement. This Agreement contains the entire understanding of the parties; there are no representations, covenants or undertakings other than those expressly set forth in this Agreement. Each party acknowledges that no other party or any agent or attorney of any other party has made any promise, representation or warranty whatsoever, express, implied or statutory, not contained in this Agreement concerning its subject matter, to induce them to execute this Agreement. The parties acknowledge that they have not executed this Agreement in reliance upon any such promise, representation or warranty not specifically contained in this Agreement.

         Section 11. Binding On Successors. This Agreement and the covenants and conditions contained in it shall apply to, be binding upon and inure to the benefit of the respective heirs, administrators, executors, legal representatives, assigns, successors and agents of each of the parties.

         Section 12. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties, and has no third party beneficiaries, except for TPG Related Parties (other than TPG Partners II, L.P.) and Company Related Parties (other than the Companies), each of whom or which, as the case may be, shall constitute such a third party beneficiary, to the extent the context hereof so provides.

         Section 13. Interpretation. Nothing in this Agreement shall be deemed or construed to provide or purport to cause a release of Claims against TPG held by any person other than the Companies (except insofar as such Claim may be asserted as a derivative claim or right constituting property of the Estates (as defined in the Plan).

         Section 14. Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California, without reference to its internal conflicts of law.

         Section 15. Joint Preparation. This Agreement is to be deemed to have been jointly prepared by the parties, and any uncertainty or ambiguity in it shall not be interpreted against any of the parties, but according to the application of the rules of interpretation of contracts.

         Section 16. Attorneys' Fees. In the event that any party hereto shall institute any action or proceeding to enforce any rights granted hereunder, the prevailing party in such action or proceeding shall be entitled, in addition to any other relief granted by the court or other applicable judicial body, to such reasonable attorneys fees as may be rewarded.

         Section 17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.




         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.




                                ZiLOG, INC.


                                By:    /s/
                                       -------------------------------------
                                       Name:
                                       Title:


                                ZiLOG-MOD III, INC.


                                By:    /s/
                                       -------------------------------------
                                       Name:
                                       Title:


                                TPG PARTNERS II, L.P.

                                By:  TPG GENPAR II, L.P.
                                By:  TPG ADVISORS II, INC.


                                By:    /s/
                                       -------------------------------------
                                       Name:
                                       Title:

Agreed and Acknowledged


/s/
----------------------------------
John Marren


/s/
----------------------------------
William Price





                                          Exhibit A to Mutual Release Agreement
                                                       EXHIBIT 9
                                             EXCEPTIONS TO MUTUAL RELEASES
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  Debtor Name     Non-Debtor Party Name                             Agreement Name                         Date
----------------------------------------------------------------------------------------------------------------------
  ZiLOG, Inc.     Advanced Interconnect Technologies, Limited.      Confidentiality Agreement            3-Mar-01
                  (AIT, Ltd.)
                  6800 Koll Center Pkwy., Ste. 220
                  Pleasanton, CA  94566
----------------------------------------------------------------------------------------------------------------------
                  Astra Microtronics Technology (AMT)
                  (fkna AIT, Ltd.)
  ZiLOG, Inc.     7011 Koll Center Parkway, Ste. 150,               Non Disclosure Agreement            20-Aug-98
                  Pleasanton, CA 94566
----------------------------------------------------------------------------------------------------------------------
                  P.T. Astra Microtronics Technology (AMT)
                  (fkna AIT, Ltd.)                                  Assembly Agreement                  01-Sept-92
  ZiLOG, Inc.     JL.S. Parman Kav. 201, Muka Kuning
                  Batam Industrial Park                             Agreement, as                       01-Jan-99
                  Batam, Indonesia                                  amended
----------------------------------------------------------------------------------------------------------------------
                  GlobeSpan Semiconductor Inc. (GSI)
  ZiLOG, Inc.     100 Shulz Drive                                   Memorandum of Understanding (2)     19-Jan-98,
                  Red Bank, New Jersey 07701                                                             2-Aug-00
----------------------------------------------------------------------------------------------------------------------
                  Globespan Technologies, Inc.
                  (GTI)
  ZiLOG, Inc.     100 Schulz Drive                                  Non Disclosure Agreement            13-Aug-97
                  Red Bank, NJ 07701
----------------------------------------------------------------------------------------------------------------------
                  TPG Partners II, Inc.
  ZiLOG, Inc.     301 Commerce, Suite 3300                          Non-Solicitation and Non-Hire       28-Jan-02
                  Fort Worth, Texas 76102                           Agreement
----------------------------------------------------------------------------------------------------------------------
 ZiLOG, Inc.,     TPG Partners II, Inc.
 ZiLOG-MOD III,   301 Commerce, Suite 3300                          Mutual Release                      28-Jan-02
    Inc.          Fort Worth, Texas 76102
----------------------------------------------------------------------------------------------------------------------
  ZiLOG, Inc.     TPG Partners II, Inc.                             Tax Agreement                       28-Jan-02
                  301 Commerce, Suite 3300
                  Fort Worth, Texas 76102
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